                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               Avanex Corporation
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             (Exact name of Registrant as specified in its charter)



                Delaware                                 94-3285348
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                            40919 Encyclopedia Circle
                            Fremont, California 94538
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               (Address of principal executive offices) (Zip Code)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A. (c), check the following box.   [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.    [X]

Securities Act registration statement file number to which this form relates:
333-92097      (if applicable):

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered

     The class of securities to be registered hereunder is Common Stock, $.001 par value per share, of Avanex Corporation (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-92097), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on December 3, 1999, is incorporated herein by reference.

Item 2. Exhibits

Number                                     Description
 3.2(1)        Amended and Restated Bylaws of the Registrant

 3.3(1)        Amended and Restated Certificate of Incorporation to be filed after
               effectiveness of this Registration Statement filed           , 2000

 4.1(1)        Specimen Common Stock Certificate

10.37(1)       Third Amended and Restated Shareholder Rights Agreement dated
               January 14, 2000

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(1)  Incorporated herein by reference to the exhibits of the same number in the
     Registration Statement on Form S-1 (File No. 333-92097).


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 26, 2000

                                        AVANEX CORPORATION



                                        By: /s/ Jessy Chao
                                           -------------------------------------
                                           Jessy Chao, Chief Financial Officer


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

                                Index to Exhibits

Number                                     Description
 3.2(1)        Amended and Restated Bylaws of the Registrant

 3.3(1)        Amended and Restated Certificate of Incorporation to be filed after
               effectiveness of this Registration Statement filed           , 2000

 4.1(1)        Specimen Common Stock Certificate

10.37(1)       Third Amended and Restated Shareholder Rights Agreement dated
               January 14, 2000

--------------
(1) Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1 (File No. 333-92097).


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